UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2013

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Michael E. Batten stepped down from his position as Chief Executive Officer of Twin Disc, Incorporated (the “Company”) effective November 1, 2013, and will retire from employment of the Company effective December 31, 2013. Mr. Batten will continue to serve as a non-employee director and as the Chairman of the Board of Directors of the Company.

On December 13, 2013, the Board of Directors of the Company approved a Consulting Agreement between Mr. Batten and the Company.  Under the Consulting Agreement, Mr. Batten shall serve as a consultant to the Company for three years, commencing January 1, 2014, unless terminated earlier as set forth in the Consulting Agreement.  The Company shall pay Mr. Batten a fee of $100,000 per year for his consulting services.  In addition, Mr. Batten shall have the ability to use the Company’s plane for personal use, up to a value of $25,000 per year.  The Consulting Agreement also includes confidentiality and non-compete provisions that will apply during the term of the Consulting Agreement and for a period of six months after the termination thereof.

Separate from Mr. Batten’s compensation under the Consulting Agreement, Mr. Batten will also earn compensation as a non-employee director of the Company pursuant to the Company’s non-employee director compensation program as in effect from time to time.  He will also receive an additional fee of $40,000 per year for his service as the Chairman of the Board of Directors.

A copy of the Consulting Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.  The description of the Consulting Agreement is qualified in its entirety by reference to Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 13, 2013, the Board of Directors amended the Restated Bylaws of the Company (the “Bylaws”) to provide that the positions of Chairman of the Board of Directors and Chief Executive Officer of the Company may be held by different persons, and to eliminate the Chief Operating Officer position as a required officer position of the Company.  The amended Bylaws also clarify the procedures by which committees of the Board of Directors are to be created, and how the members of such committees are to be chosen.

A copy of the amended Bylaws is attached as Exhibit 3.1 and incorporated herein by reference. The description of the amended Bylaws is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
3.1	Restated Bylaws of Twin Disc, Incorporated effective December 13, 2013.

10.1	Consulting Agreement between Michael E. Batten and Twin Disc, Incorporated, dated December 13, 2013.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 17, 2013	Twin Disc, Incorporated

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Corporate Controller & Secretary